Exhibit 10.3

INM-SSL/00-2597

THURAYA SATELLITE TELECOMMUNICATIONS
PRIVATE JOINT STOCK COMPANY

- and -

INMARSAT LTD

AGREEMENT FOR LEASE OF CAPACITY ON
THURAYA SATELLITE

AGREEMENT FOR LEASE OF CAPACITY ON
THURAYA SATELLITE

PREAMBLE

1.             The parties to this Agreement are THURAYA Satellite Telecommunications Company, which is headquartered in Abu Dhabi, United Arab Emirates (“THURAYA”) and INMARSAT Ltd., which is headquartered in London, United Kingdom (“INMARSAT”).

2.             The effective date of this Agreement shall be the last date of signature thereof.

3.             Acronyms and other terms designated by initial upper case letters are defined in the Glossary in ANNEX 1.

RECITALS

4.             THURAYA has procured two L-Band geosynchronous satellites.  The Primary Satellite will be located at 44° East Longitude and be ready for service by the fourth quarter of 2000, or such later date as may be notified by THURAYA to INMARSAT.  THURAYA intends to use the Satellites to provide voice, fax, and data services via THURAYA terminals within the THURAYA Coverage Area.  The orbital location of 28.5° East Longitude has been coordinated for the Spare Satellite.

5.             INMARSAT has procured its fourth generation of L-Band geostationary satellites (“INMARSAT-4”) and intends to locate one of them at 65° East Longitude, to be ready for service in 2004.  INMARSAT intends to use the INMARSAT-4 satellites to provide a range of services, including Packet-Switched PMC Services.

6.             The purpose of this Agreement is to establish the terms and conditions of the Lease under which THURAYA will provide capacity on its Satellite to INMARSAT to enable INMARSAT to start offering INMARSAT-branded PMC Services within the THURAYA Coverage Area defined as per ANNEX 3, during the interim period before the INMARSAT-4 satellite to be located in this region is ready for service.

DURATION OF LEASE

7.             Subject to Article 8, THURAYA agrees to lease, up to *** Subbands of its Satellite capacity to INMARSAT in accordance with Article 8 and ANNEX 2 for the purposes of the provision by INMARSAT of the PMC Services. The Lease shall be for a term of ***, commencing on the Lease  Commencement Date and terminating on the Lease Termination Date.  Extension of the term of the Lease shall be subject to the mutual agreement of the parties.

TECHNICAL AND OPERATIONAL

8.             The minimum number of Subbands leased by INMARSAT will, as on the Lease Commencement Date, be ***  and remains at that level during the first six months of the Lease, and shall be increased to *** Subbands thereafter.  INMARSAT will be entitled to add Subbands ***, by giving THURAYA 15 days notice.  If INMARSAT increases its minimum commitment to *** Subbands by the first anniversary of the Lease Commencement Date, INMARSAT will be entitled to add Subbands up to a total of ***; subject to maintenance by INMARSAT of such increased minimum commitment at the *** Subbands level.  INMARSAT may request further capacity beyond *** Subbands, and THURAYA may, at its discretion, consider meeting such request. The number of the Subbands that INMARSAT will be entitled to use in each Spot Beam within the THURAYA Coverage Area will be in accordance with ANNEX 2.  Each Subband will have a maximum of 156.25 kHz bandwidth and other parameters as defined in ANNEX 2.

9.             ***

10.           ***

(a)           ***

(b)           ***

(c)           ***

(d)           ***

(e)           ***

(f)            ***

(g)           ***

(h)           ***

(i)            ***

11.           This Agreement is not specific to THURAYA’s Primary Satellite.  If that satellite is not successfully launched and deployed into its intended orbital location, or if after successful deployment THURAYA decides to replace it with the Spare Satellite because of performance degradation, the Lease capacity will be provided on the latter during the currency of the Lease.

12.           INMARSAT will establish its own BSS to be used for billing its PMC Services.

13.           THURAYA is responsible for managing procurement, launch, and operation of its Satellites and PGW, including the AOC-SOC.  THURAYA will, upon request from INMARSAT and subject to applicable export control restrictions, provide to INMARSAT limited information relevant to the ready-for-service date, technical performance of the Lease capacity, and technical and operational interfaces with INMARSAT facilities. THURAYA will give prompt notice of any potential problems on an ad hoc basis.

14.           For the purposes of use of its PMC Services to be supplied using THURAYA Satellite, INMARSAT shall not authorize INMARSAT Users and/or Outlets to transmit into the THURAYA Satellite with any apparatus other than a type- approved UT.

15.           INMARSAT shall be responsible for obtaining the necessary type approval for PMC Services UTs and for service activation of the said UTs. The RF interface of such UTs to the THURAYA Satellite will be in accordance with ANNEX 2. INMARSAT PMC UTs shall operate in accordance with the limits specified in ANNEX 2.  If THURAYA identifies any PMC UT that is not operating in accordance with such limits and so notifies INMARSAT, INMARSAT shall promptly isolate that UT and suspend access to the Satellite until the problem is resolved.

16.           THURAYA may suspend access to the Satellite if the SAS exceeds the parameters specified in ANNEX 2 or causes harm to THURAYA’s services, or if necessary and unavoidable because of technical problems in the Satellite or PGW.  In any case, THURAYA will consult with INMARSAT to mitigate the impact before implementing any suspension, unless there is an operational requirement that does not allow time for consultations.

17.           THURAYA shall be entitled at any time to improve, suspend, change, test, maintain or repair its System or any part thereof, and to interrupt the PMC Services for such purposes without incurring any liability or obligation towards INMARSAT in the way of outage credits, or INMARSAT Users and/or Outlets. THURAYA will give INMARSAT as much notification of any interruption or material changes to its System as practicable in the circumstances and will use all reasonable endeavours to disrupt the PMC Services as little as practicable.

18.           For a period of six months prior to the Lease Commencement Date, THURAYA will make *** Subbands available to INMARSAT for testing for the purposes of Article 9.  For the purposes of this Article 18, INMARSAT shall provide THURAYA with a test plan and test schedule prior to such testing, and shall be responsible for implementation of the same. To the extent the PGW and any GSs are involved in such testing, INMARSAT and THURAYA will agree on the testing plans and objectives and THURAYA will cooperate in the testing and use reasonable efforts to arrange the participation of any necessary GS operators. INMARSAT shall indemnify and reimburse THURAYA of all costs and expenses of such testing including, charges for allocated Subbands, save access to THURAYA software centre, in accordance with ANNEX 4.

19.           One year prior to the Lease Commencement Date, INMARSAT will provide THURAYA with such staff training to the extent necessary for the testing and cooperation required for the operation by INMARSAT of the Lease capacity, and agrees to provide THURAYA with quarterly reports on its preparations for using the THURAYA Satellite and on the likely ready-for-service date of the INMARSAT-4 satellite.

20.           The parties will agree on a maintenance plan with respect to all interfaces between their respective facilities. The maintenance plan shall be developed and agreed by the parties one-year prior to the Lease Commencement Date.

21.           ***

REGULATORY

22.           THURAYA will be responsible for compliance with all regulatory requirements applicable to the Satellites and PGW, including coordination and registration of the orbital slots and spectrum in accordance with the regulations of the International Telecommunication Union, registration with the United Nations in accordance with the 1974 Convention on Registration of Objects Launched Into Outer Space.

23.           INMARSAT will be responsible for obtaining any licences and complying with any other regulatory requirements applicable to provision of its PMC Services, including but not limited to testing, using the THURAYA Satellite. It is agreed that INMARSAT shall not provide the PMC Services in any jurisdiction where the licences and regulatory requirements referred to in this Article 23 have not been obtained, and undertakes promptly upon notification by THURAYA, to suspend the Lease capacity and/or isolate any UT operating in any jurisdiction where any of the said regulatory approvals and licences have not been obtained. In any jurisdiction where the regulator imposes a spectrum utilization fee, INMARSAT or its respective service providers, will bear a proportion of such fee to the extent attributable to the PMC Services.

24.           ***

25.           Each party will be responsible for complying with any export controls applicable to technical information that it discloses to the other party pursuant to this Agreement.

COMMERCIAL

26.           Subject to Article 27 below, the charge for each of the committed Subbands referred to in Article 8 above, and for each additional Subband, will be *** per year. THURAYA will invoice INMARSAT on a quarterly basis at the beginning of each calendar quarter starting on the Lease Commencement Date, and INMARSAT shall make payment within 30 calendar days after receiving THURAYA’s invoice.

27.           The minimum Lease duration of any additional Subbands ordered beyond the minimum commitment referred to in Article 8 is one full year effective the date of providing the ordered Subbands or until the Lease Termination Date, whichever occurs first. Initially ordered Subbands  on Lease Commencement Date will be subject to the corresponding discount as set out in ANNEX 4. If additional Subbands are ordered during the term of the Lease, the following principles apply: -

a)             The applicable discount is the one corresponding to the total number of the dedicated Subbands as set out in ANNEX 4.

b).           The applicable discount, if any, is only applied to the newly ordered Subbands at any time. However, such discount will be applied to the total number of Subbands that have completed at least one full year from the date of provision.

28.           ***

***

29.           The charges referred to in Article 26 above shall be applicable notwithstanding the state of readiness of launch of INMARSAT’s PMC Services.

30.           In addition to the charges referred to in Article 26 above, INMARSAT shall pay THURAYA and its GS operators all costs they incur to modify their facilities to accommodate this lease of capacity to INMARSAT, including any such facility modification or any other costs attributable to the implementation and support of INMARSAT’s PMC Services provided that INMARSAT is given notice of such costs before they are incurred. For the purposes of this Article 30, testing and implementation costs are quantified as per ANNEX 4 (Charging Principles).

ADMINISTRATION

31.           The persons whose names, designations, and addresses appear below, are agreed to be the Responsible Officers entrusted by the respective parties with the administration of this Agreement: -

Jamal Al Jarwan

Executive Manager Business Development

THURAYA Satellite Telecommunications Company

P.O. Box 333444

Abu Dhabi

United Arab Emirates

Telephone +971-2-6161200

Fax +971-2-6418440

e-mail  j_aljarwan@thuraya.com

Eugene Jilg

Vice President, Advanced Programs

INMARSAT Ltd.

99 City Road

London EC1Y 1AX

United Kingdom

Telephone +44-20-7728-1400

Fax +44-20-7728-1594

e-mail  eugene_jilg@inmarsat.com

32.           All formal communications between the parties pursuant to this Agreement must be signed by and/or addressed and/or delivered – as the case may be – to the relevant Responsible Officer, or their nominees whose names, details and addresses are advised in writing by the relevant Responsible Officer to the other from time to time, and must be in writing and in the English language.  Delivery may be by hand, by courier post, or by fax.  Communications delivered by post will be deemed to have been received seven days after posting.

33.           The parties anticipate that some parts of ANNEX 2 will evolve.  Any amendments to ANNEX 2 or to any other part of this Agreement will be binding on both parties if signed by the Responsible Officers identified above.  Unless formally notified to the contrary at the time of signature of an amendment, each party may assume that the other has obtained any necessary authorization from its Board of Directors.

34.           Neither party will make any public announcement or press release about this Agreement without the consent of the other, such consent not to be unreasonably withheld or delayed, provided that the other party has been given a reasonable opportunity to study and amend the proposed text.

LEGAL

35.           For the purposes of this Article 35, the term confidential information (“Confidential Information”) includes information disclosed by one party to the other in documentary or other tangible form if conspicuously marked as CONFIDENTIAL or PROPRIETARY or with words having a similar meaning, and information disclosed orally if the disclosing party identifies it as confidential at the time of oral disclosure and follows up with a properly marked written summary within 15 days.  The party receiving such Confidential Information will safeguard it, use it only in connection with implementation of this Agreement, not disclose it outside of its company without the consent of the providing party, and will limit dissemination within its company to those who have a need to know.  Such obligations will continue with respect to each item of Confidential Information for a period of three years from the date of initial disclosure to the receiving party, even if this Agreement is terminated earlier.  Such obligations will not apply to any item of Confidential Information that was developed independently by the receiving party or lawfully received from a third party not under an obligation of confidentiality, or comes into the public domain through no fault of the receiving party.

36.           The parties agree that there shall be no contractual relationship pursuant to this Agreement between THURAYA, on the one hand, and, on the other, INMARSAT Users and Outlets of INMARSAT’s PMC Services.

37.           THURAYA gives no representations, warranties, or guarantees about its Satellite, PGW, or spectrum necessary for the Lease, being available or the regulatory approvals referred to in Article 22 being obtained by 1 October 2002.

38.           INMARSAT shall adopt such conditions for use by INMARSAT Users and provision by INMARSAT Outlets of the PMC Services as shall at all times include a provision that THURAYA shall not be liable to the said Users and/or Outlets in any circumstances whatsoever for loss of profits, business revenue, goodwill, anticipated savings, special, indirect or consequential damages or loss.

39.           In the event of a breach of this Agreement, the aggrieved party will give the breaching party notice and a reasonable opportunity to cure the breach, generally 30 days unless the parties agree that the circumstances justify a different period.  If the breach is not cured within that period, then the matter in question shall be deemed a dispute and shall be referred to resolution under Article 40 below.

40.           Any disputes between the parties arising under this Agreement that cannot be resolved by the Responsible Officers identified in Article 31 above or their nominees, within 30 days may be referred by either party to arbitration, to be conducted in London by the LCIA and under LCIA rules, with U.A.E law governing, and the result of such arbitration will be final and binding on the parties.  Each party will bear its own costs of preparation for and participation in the arbitration, but the costs for the services of the LCIA will be borne by the losing party.

41.           Either party may at any time by notice in writing terminate this Agreement after consultation and with reasonable notice, if the other party (or an entity which substantially performs the functions of that other party) shall at any time have become bankrupt or have taken any corporate action or have any other steps taken against it for its winding up, dissolution or reorganisation by reason of its financial condition or for the appointment of a receiver, administrator, administrative receiver or similar officer over all or any of its assets or revenues, or otherwise affording it protection from creditors.

42.           Under no circumstances will THURAYA be under any liability whatsoever to INMARSAT’s contracting and/or third parties (including, but not limited to INMARSAT Users and/or INMARSAT Outlets of the PMC Services); and INMARSAT will be responsible for and indemnify THURAYA against any such liability.

43.           INMARSAT will indemnify THURAYA with respect to any third party cause of action attributable to INMARSAT’s use of the THURAYA Satellite, INMARSAT side of the interface with these facilities or any other matter connected with the provision and/or distribution of the PMC Services, including actions for defamation, infringement of copyright, patents, or other intellectual property rights, or violation of any applicable law or regulation.  INMARSAT will, at its own expense, assume responsibility for the defence, provided that THURAYA must give INMARSAT prompt notice of any such claim, must not settle or compromise the claim, and must provide such cooperation to INMARSAT, at INMARSAT’s expense, as is reasonably necessary for the defence of the claim.

44.           To the extent any patent or other intellectual property licenses are required by INMARSAT for the purposes of this Agreement, use by INMARSAT Users, and distribution by INMARSAT Outlets, of the PMC Services, THURAYA hereby grants to INMARSAT a non-exclusive, world-wide, royalty-free license for the duration of this Agreement, and also authorizes INMARSAT to grant sub-licenses on the same terms.

45.           When developing its distribution plans, INMARSAT will take into account THURAYA’s unique capabilities and will consider offering THURAYA an opportunity to act as a distributor of INMARSAT’s PMC Services, subject to mutual agreement and on terms and conditions no less favourable than those offered to any other distributor (the so-called Most Favoured Nation principle).

46.           Neither party may assign this Agreement without the consent of the other party, such consent not to be unreasonably withheld or delayed; except that INMARSAT may make an assignment to a subsidiary of INMARSAT Ventures Ltd, provided INMARSAT and the assigning party shall continue to be liable to the other as guarantor of performance by the assignee.

47.           This Agreement does not establish any joint venture or partnership between THURAYA and INMARSAT, or constitute one party as the agent of the other, and, to the extent permissible under this Agreement, neither party will be responsible to third parties for the acts or omissions of the other party.

48.           Neither party will be responsible for any failure to perform its obligations under this Agreement if such failure is due to Force Majeure events beyond its reasonable control, including, but not limited to launch failure, delay or non-launch of the Satellites by reason of non-availability of the launch vehicle for technical reasons or any other reason, acts of God, extreme adverse weather conditions, war, terrorism, general strikes, and government action or inaction.

49.           If any provision in this Agreement is held to be invalid or unenforceable, it will be severed from and not invalidate any of the remaining provisions in the Agreement, and the parties will negotiate a replacement for the severed provision to achieve as closely as possible the same intended effect.

50.           Each party acknowledges that it negotiated and executed this Agreement in good faith with the aim of incorporating the intent, principles, concepts and covenants of the venture under this Agreement, and therefore, agree that either party may seek to modify this Agreement and/or annexures by serving a written notice (the “Review Notice”) on the other setting out in sufficient detail the subject matter of and justification for the review. The parties undertake to negotiate in good faith promptly upon service of the Review Notice with a view to agreeing the necessary modifications to the Agreement.

51.           If it is provided for by any provision of this Agreement that THURAYA and INMARSAT shall agree or contemplate agreeing any matter or thing after the date of signature hereof, they shall in endeavouring to agree such matter or thing, be under a duty to act in utmost good faith to one another.

52.           Neither party shall be liable to the other for special, direct, or consequential damages, including loss of profits, business revenue, goodwill, anticipated savings, and/or other loss.

53          This Agreement consists of the following annexures: -

ANNEX 1:             GLOSSARY.

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54.           This Agreement and annexures contain the entire agreement between the parties, and supersede all previous documents and discussions about this subject matter.  Each party agrees that it has not relied on any representations (written or oral) not contained herein.

For and on behalf of THURAYA	For and on behalf of INMARSAT

/s/ MOHAMMAD HASSAN OMRAN	/s/ MICHAEL STOREY
Mohammad Hassan Omran	Michael Storey
Chairman	President & Chief Executive Officer

****	****
Abu Dhabi	London

Witnessed by

/s/ YOUSUF AL SAYED	/s/ EUGENE T. JILG
Yousuf Al Sayed	Eugene T. Jilg
Chief Executive	Vice President, Advanced
THURAYA	Programmes
INMARSAT

ANNEX 1

GLOSSARY

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“Allocated Spectrum,” as distinguished from satellite processing spectrum, refers to the frequency spectrum designated for use by the THURAYA System.

“Availability” has the meaning given to it in ANNEX 2.

“Business Support System” (“BSS”) means the INMARSAT packet data billing system with support features including service provisioning, mediation, and fraud management.

“Broadcast Control Channel” (“BCCH”) means a point-to-multipoint, unidirectional control channel from the fixed subsystem to the UTs which carries control information specific to a particular Gateway Station, plus synchronization information by which an UT can locate other BCCHs within the System.

“Control Channel” means a channel used to coordinate and establish communication between the UT and the GS in order to access the network.  Control Channels are defined by the CAI and include BCCHs, RACHs, and other Control Channel types.  One or multiple GSs can provide Control Channels in any given Spot Beam.

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“THURAYA Common Air Interface” (“CAI”) means Hughes/THURAYA Common Air Interface version 1.10.

“INMARSAT Outlets” or “Outlet(s)” means service providers and distributors of INMARSAT PMC Services.

“INMARSAT User” or “User(s)” means a user or subscriber of INMARSAT PMC Services.

“L-Band” means the electromagnetic spectrum designated for Mobile Satellite Services in the bands 1525-1559 MHz and 1626.5-1660.5 MHz.

“Lease” means the arrangement vide the terms and conditions of this Agreement under which THURAYA agreed to provide capacity on its Satellites to INMARSAT based on allocation of Subbands to start offering INMARSAT-branded PMC Services.

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“London Court of International Arbitration” (“LCIA”) means the institution known as London Court of International Arbitration situated in London, UK, that administers international commercial arbitration under its own rules or other international arbitration rules that do not expressly provide for an administering body.

“Packet-Switched” refers to a method of switching in which data is assembled into packets containing address and routing information and packets from various UTs are assembled, interleaved, and transmitted in accordance with agreed protocols.

“Personal Multi-Media Communications” (“PMC”) means a range of satellite multimedia applications and services developed by INMARSAT, and provided via small, low cost user terminals capable of supporting high-speed.

“Primary Gateway Station” (“PGW”) means the THURAYA gateway station situated in Sharjah, UAE which will be responsible for THURAYA’s entire network, in addition to serving as the MSS’s main digital exchange.

“Primary Satellite” means a satellite which THURAYA intends to launch and locate at 44 degrees E.L

“Radio Frequency” (“RF”) means a radio wave used for telecommunications purposes.

“Random Access Channel” (“RACH”) means an uplink Control Channel used by the UT to request access to the network.

“Responsible Officer” means any one of the persons whose names, designations and addresses appear in Article 31, or their nominees.

“Satellite “ or “Satellites” means the Primary Satellite or the Spare Satellite.

“Satellite Access Station” (“SAS”) means the INMARSAT Gateway Station which will coordinate with THURAYA AOC to obtain satellite capacity, and allocate that capacity on a real time basis to support PMC Services.

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“Spot Beam” means a geographical area on the earth surface within THURAYA Coverage Area over which the specified satellite performance criteria are met (G/T, Isolation) and onto which the power from THURAYA Satellite payload is focused.

“Subband(s)” means a contiguous segment of bandwidth processed for beam-forming and frequency translation by THURAYA Satellite payload.  Each Subband has a fixed bandwidth of 156.25 KHz.  It is mapped from an L band frequency slot to a C band frequency slot.

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“THURAYA System” or “System” means the integrated geosynchronous mobile satellite telephone system to be provided by THURAYA, comprising the Ground Segment, the Space Segment, and User Segment and all other items necessary to provide functionality and performance of such integrated geosynchronous mobile satellite telephone system.

“User Terminals” (“UT”) means an INMARSAT mobile earth station used in the mobile satellite service.

ANNEX 2

TECHNICAL ANNEX

INMARSAT Early Entry
29th June 2000

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AMENDMENT AGREEMENT NO. 1

TO

AGREEMENT FOR LEASE OF CAPACITY ON THURAYA SATELLITE

BETWEEN

THURAYA SATELLITE TELECOMMUNICATIONS PRIVATE JOINT STOCK COMPANY

AND

INMARSAT LIMITED

Agreement for Lease of Capacity on Thuraya Satellite  - Amendment Agreement No 1

Amendment Agreement No. 1
To
Agreement for Lease of Capacity on Thuraya Satellite

This Amendment to the Agreement for Lease of Capacity on Thuraya Satellite is entered into on the latest date of signature hereto, by and between :

(1) THURAYA Satellite Telecommunications Company, a private joint stock company, incorporated in the United Arab Emirates, whose principal office is at New Airport Road,  P.O. Box 33344, Abu Dhabi, U.A.E, (“THURAYA”);

AND

(2) INMARSAT Limited, whose registered office is at 99 City Road, London, EC1Y 1AX, England, (“INMARSAT”),

Hereinafter referred to collectively as the (“Parties”).

WITNESSETH:

WHEREAS, THURAYA and INMARSAT have entered into an Agreement for Lease of Capacity on THURAYA Satellite executed on *** (the “Agreement”), for the provision of capacity by THURAYA on its Satellite to INMARSAT to enable INMARSAT to start offering INMARSAT branded PMC Services within the THURAYA Coverage Area;

WHEREAS, ***

WHEREAS, INMARSAT wishes to extend its Lease of Capacity on a monthly basis from expiration of the Lease ***

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties hereto agree to amend the Agreement as follows:

1.             AMENDMENT:

Amend  the following Articles as noted:

Duration of Lease  Article 7

Renumber the existing paragraph to “7.1” and replace the last sentence with

1

“Extension of the term of the Lease shall be, as now mutually agreed by the Parties, ***

Insert the following new paragraph 7.2

“7.2         Subject to Article 7.1 and Article 8 as set out below, THURAYA hereby agrees to extend the Agreement and to lease up to *** subbands of its Satellite capacity to INMARSAT during the Lease Extension Period for the purpose of the continuing provision by INMARSAT of its PMC Services.”

Technical and Operational  Article 8

Renumber the existing paragraph to “8.1”.  Insert the following new paragraphs 8.2 to 8.4

“8.2         During the Lease Extension Period the maximum number of subbands leased by INMARSAT shall not exceed ***.  INMARSAT shall be entitled to lease the said subbands on a monthly basis ***

8.3           ***, INMARSAT shall specify the number of subbands it requires for the first month of the Lease Extension Period  Thereafter, INMARSAT shall inform THURAYA of the number of subbands it requires for each calendar month during the Lease Extension Period no later than one (1) month prior to the commencement of that calendar month. The minimum number of subbands leased by INMARSAT during the Lease Extension Period shall not fall below *** subbands in any month. ***

8.4           INMARSAT undertakes to pay THURAYA *** to resolve the issue of excess power utilization.  This shall be payable within 30 days of receipt of an invoice from THURAYA which shall be submitted upon execution of this Amendment Agreement. INMARSAT shall extend its full support to THURAYA during the MLM meeting that will take place in the period ***. INMARSAT support is required in order to obtain the required spectrum for THURAYA services in the Far East.  THURAYA acknowledges INMARSAT’s fiduciary responsibility to its shareholders not to act contrary to its own interests in granting this support.”

Commercial  Article 26

Renumber the existing paragraph to “26.1”.  Insert the following new paragraphs 26.2 and 26.3

“26.2        In consideration for THURAYA providing this lease extension, INMARSAT shall pay to THURAYA a ‘Charge’ ***. THURAYA shall fully retain the charge of *** if INMARSAT decides, for any reason, not to exercise the Lease Extension.  For the avoidance of doubt, if INMARSAT decides not to utilize any subbands in the Lease Extension Period, THURAYA shall retain *** charge regardless, and also if INMARSAT utilization is less than *** worth of capacity, the minimum charge

2

shall be ***.  *** charge shall be offset against the *** of the monthly payments specified in Article 26.3 below. This charge shall be payable within 30 days of a receipt of an invoice from THURAYA which shall be submitted upon execution of this Amendment Agreement.  Should, for any reason, the capacity not be available and Inmarsat has as a result not received subband usage up the value of the charge of *** then THURAYA shall refund that portion of the charge that has not been offset against the monthly payments.

26.3         The monthly charge, for each of the subbands requested by INMARSAT in accordance with Article 8 above, shall be ***. THURAYA will invoice INMARSAT monthly  starting the first week  of the month preceding the commencement of the Lease Extension Period. Subband charges during the Lease Extension period shall not be subject to discounts referred to in Annex 4.”

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Legal  Article 41

Add the following sentence

“INMARSAT may at any time during the Lease Extension Period, terminate this agreement upon one (1) calendar month’s written notice in advance.  In such event INMARSAT’s sole liability shall be to make payment for usage of the subbands requested by INMARSAT in accordance with Articles 8 and 26 above up to the date of termination.”

Annex 1: Glossary

Add the following terms:

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“Lease Extension Period” means the period *** during which time INMARSAT shall be entitled to lease subbands on a monthly  basis.

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2.             SAVING PROVISION:

              This Amendment shall be an integral part of the Agreement. Except as expressly provided herein, notwithstanding any words, implications or possible interpretations to the contrary, all other terms and conditions of the Agreement for Lease of Capacity on THURAYA Satellite, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment Agreement on the dates indicated below their signatures.

THURAYA	INMARSAT

By:	By:

Printed Name:	Printed Name: Eugene T. Jilg

Title:	Title: VP, Advanced Systems

Date:	Date:	3 November 2003

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